Summary Prospectus	April 30, 2025,
as revised May 7, 2025
The Multi-Disciplinary Income Fund
No Load Class (KMDNX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://kineticsfunds.com/reports.htm. You can also get this information at no cost by calling (800) 930-3828 or by sending an e-mail request to kineticsfunds@usbank.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 30, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objectives
The investment objective of the Multi-Disciplinary Income Fund is total return. The Multi-Disciplinary Income Fund is the sole “feeder fund” to The Multi-Disciplinary Income Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Multi-Disciplinary Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for less than 30 days, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (2) (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees		1.00%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.92%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.67%
Total Annual Fund Operating Expenses(3)		1.92%
Fee Waiver and/or Expense Reimbursements(4)		-1.18%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		0.74%
(1)This table and the example below reflect the aggregate expenses of the Multi-Disciplinary Income Fund and the Multi-Disciplinary Income Portfolio. The management fees paid by the Multi-Disciplinary Income Fund reflect the proportionate share of fees allocated to the Multi-Disciplinary Income Fund from the Multi-Disciplinary Income Portfolio.
(2)Expense information has been restated to reflect current fees.

(3)Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus, which reflects the Multi-Disciplinary Income Fund’s operating Expenses and does not include acquired fund fees and expenses.
(4)The Investment Adviser has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 0.74%, excluding acquired fund fees and expenses and interest expense on securities sold short. The Investment Adviser has also agreed to waive 0.75% of the 1.00% management fee. These waivers and reimbursements are in effect until April 30, 2026, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Multi-Disciplinary Income Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Multi-Disciplinary Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Disciplinary Income Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Multi-Disciplinary Income Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$76	$488	$927	$2,147

Portfolio Turnover. The Multi-Disciplinary Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Disciplinary Income Portfolio’s, and therefore the Multi-Disciplinary Income Fund’s, performance. During the most recent fiscal year, the Multi-Disciplinary Income Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategy
The Multi-Disciplinary Income Fund is a diversified fund that invests all of its investable assets in the Multi-Disciplinary Income Portfolio, a series of Kinetics Portfolios Trust. “Total Return” sought by the Multi-Disciplinary Income Portfolio consists of income earned on the Multi-Disciplinary Income Portfolio’s investments, plus capital appreciation. The Multi-Disciplinary Income Portfolio utilizes a two-part investment strategy, which includes fixed-income components, including fixed-income exchange-traded funds (“ETFs”), collateralized loan obligations (“CLOs”) and senior secured corporate loans, and derivatives components. Under normal circumstances, the Multi-Disciplinary Income Portfolio will invest at least 65% of its net assets in fixed-income securities (which includes CLOs and corporate loans), derivatives and cash or cash equivalents committed as collateral for written option contracts.

There is no limit on the amount of assets the Multi-Disciplinary Income Portfolio may invest in fixed-income securities. The Multi-Disciplinary Income Portfolio may invest in the debt tranches of CLOs. The CLO debt tranches may have any stated maturity and may be rated (at time of issuance), from “AAA” to and including “B-” (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by the Investment Adviser. An NRSRO is a credit rating agency that is registered with the U.S. Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.

The Multi-Disciplinary Income Portfolio may invest up to 35% of its net assets in senior secured corporate loans, issued by either public or privately owned companies. Senior secured corporate loans will be first lien or second lien loans, have maturities of up to 8 years, and may be 100% rated below investment grade by an NRSRO.

The Multi-Disciplinary Income Portfolio may invest up to 20% of its total assets in selling equity put options. The Multi-Disciplinary Income Portfolio may also invest in U.S. Treasury note futures; selling or buying equity calls, bond calls, and bond put options, as well as other derivatives, to manage risk or to enhance return. The Multi-Disciplinary Income Portfolio may also buy puts on specific underlying equity securities that are traded on a national securities exchange. The Multi-Disciplinary Income Portfolio will not invest more than 15% of its net assets in illiquid investments.

The Investment Adviser uses a bottom-up approach in managing the Multi-Disciplinary Income Fund, which means that the focus is on the analysis of individual securities. By engaging in quantitative and qualitative analysis of individual securities, the Investment Adviser examines an investment’s current valuation, income potential, risk adjusted return and credit profile.

The Multi-Disciplinary Income Portfolio will invest in CLOs and senior secured corporate loans with a minimum initial total offering size of $250 million, that are floating rate and are U.S. dollar denominated. The Multi-Disciplinary Income Portfolio may purchase CLOs and senior secured corporate loans in both the primary and secondary markets.

The Multi-Disciplinary Income Portfolio will generally not invest more than 5% of its portfolio in any single investment measured at the time of purchase. It is intended that the Multi-Disciplinary Income Portfolio will hold between 20 to 75 investments with a position weighing between 1% to 5% per security. The Multi-Disciplinary Income Portfolio may temporarily deviate from this diversification weighting due to, among other reasons, market conditions and the initial size of the fund as determined by the Investment Adviser, in its sole discretion. The Investment Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk adjusted return profile. The Investment Adviser may actively trade Multi-Disciplinary Income Portfolio securities.

The Multi-Disciplinary Income Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Multi-Disciplinary Income Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Multi-Disciplinary Income Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Multi-Disciplinary Income Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Multi-Disciplinary Income Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Principal Investment Risks
The Multi-Disciplinary Income Portfolio’s investments have inherent risks that could cause you to lose money. The principal risks of investing in the Multi-Disciplinary Income Fund, and indirectly the Multi-Disciplinary Income Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and the value of the Multi-Disciplinary Income Fund, Multi-Disciplinary Income Portfolio and your investment. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Multi-Disciplinary Income Fund, and indirectly the Multi-Disciplinary Income Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

ª    Below Investment Grade Securities Risks. Securities rated “BB+” or below by S&P or “Ba1” or below by Moody’s are known as high yield securities and are commonly referred to as “junk debt.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield issuers is more complex than for higher-rated securities, making it more difficult for the Investment Adviser to accurately predict risk. There is a greater risk with high yield securities that an issuer will not be able to make principal and interest payments when due. If the Multi-Disciplinary Income Portfolio pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all these factors, these securities are generally considered to be speculative.

ª    Collateralized Loan Obligations Leveraging Risk: CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Multi-Disciplinary Income Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Multi-Disciplinary Income Portfolio’s investments were not leveraged.
ª    Collateralized Loan Obligations Manager Risk: CLO managers are responsible for selecting, managing, and replacing the underlying collateral assets within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO debt tranches in which the Multi-Disciplinary Income Portfolio invests.
ª    Collateralized Loan Obligations Risk: A CLO is a securitization vehicle collateralized by a pool of credit-related assets. Generally, these assets are below investment grade and are subject to greater credit risk, price volatility and risk of loss than investment grade securities. CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. The extent of these risks depends largely on the type of securities used as collateral and the debt tranche of the CLOs in which the Multi-Disciplinary Income Portfolio invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.
ª    Covenant Lite Corporate Loans Risk: Certain underlying corporate loans in which the Multi-Disciplinary Income Portfolio may invest on a direct basis and/or indirectly through an investment in a CLO debt tranche, may be “covenant lite”, which have few or no financial maintenance covenants that would require a borrower to maintain. As a result, there may be delays in enforcing our interests in such covenant lite securities, which may result in losses and adversely affect the Multi-Disciplinary Income Fund.
ª    Credit/Default Risk: The Multi-Disciplinary Income Portfolio is subject to the risks associated with the credit quality of CLO debt tranches and corporate loans. Credit quality measures the likelihood that the obligor will be able to meet its debt service obligations. Credit risk is the risk that an obligor will be unable to make principal and interest payments when due, or default on its obligations. Most CLO debt tranches and corporate loans which would be considered for investment by the Multi-Disciplinary Income Portfolio, will have credit ratings issued from NRSROs such as S&P Global, Fitch, and Moody’s. These NRSROs assign ratings to the obligor by assessing the likelihood of issuer default.
ª    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Multi-Disciplinary Income Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Multi-Disciplinary Income Fund, the Investment Adviser, or the Multi-Disciplinary Income Fund’s other service providers, or the issuers of securities in which the Multi-Disciplinary Income Portfolio invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Multi-Disciplinary Income Fund and its shareholders.
ª    Derivatives Risk: The Multi-Disciplinary Income Portfolio’s investments in futures, options and other derivative instruments may result in loss. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Multi-Disciplinary Income Portfolio. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

ª    Exchange-Traded Funds (ETFs) Risk: The Fund may invest in ETFs that are passively-managed, actively-managed and which may hold instruments resulting in leveraged exposure. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Multi-Disciplinary Income Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
ª    Fixed Income Risk: Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully herein, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Additionally, investments in fixed income securities are subject to the following risks:
Prepayment Risk. CLO debt tranches and corporate loans are subject to prepayment risk. During periods when credit spreads are contracting, a callable CLO debt tranche or corporate loan held by the Multi-Disciplinary Income Portfolio may be “called” and repaid before its stated maturity, and the Multi-Disciplinary Income Portfolio may have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Multi-Disciplinary Income Fund’s income. CLOs are also typically structured such that, after a specified time period (i.e., the non-call period), the majority investor(s) in the equity tranche can call (i.e., require the CLO issuer to redeem) the CLO debt tranches issued by the CLO in full, plus accrued interest. The Multi-Disciplinary Income Portfolio may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Multi-Disciplinary Income Portfolio having to reinvest the proceeds in unfavorable market conditions, which in turn could cause a decline in the Multi-Disciplinary Income Fund’s income.
•Credit Risk of Underlying CLO Collateral. The ability of the underlying collateral assets held by the CLOs to generate sufficient cash flow to meet the debt service requirements of the CLO debt tranches on a full and timely basis when principal and/or interest payments are due, may be adversely affected by payment defaults of certain collateral assets held by the CLO.
•Extension Risk. During periods when credit spreads are increasing, certain CLO debt tranches may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Multi-Disciplinary Income Fund’s income and potentially in the value of the Multi-Disciplinary Income Portfolio’s investments.
•Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Multi-Disciplinary Income Portfolio may decline in value. Floating interest rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Floating Interest Rate Risk. CLO tranches and corporate loans have floating interest rates, and therefore their market price may be less sensitive to interest rate changes than securities with fixed interest rates but may still decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Since the

Multi-Disciplinary Income Portfolio invests primarily in floating rate CLO debt tranches and corporate loans, a decline in interest rates may result in a reduction of income and may adversely affect the value of the Multi-Disciplinary Income Fund’s shares. The interest rate for a CLO tranche resets quarterly and for corporate loans usually resets either monthly or quarterly, by reference to a benchmark interest rate index. The impact of interest rate changes on floating rate CLO investments and corporate loans is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.
•Income Risk. The Multi-Disciplinary Income Fund’s income may decline if interest rates fall. This decline in income can occur because investments held by the Multi-Disciplinary Income Portfolio will have floating or variable interest rates.
•Privately Issued Securities Risk. The Multi-Disciplinary Income Portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Multi-Disciplinary Income Portfolio may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for the purposes of computing the Fund’s NAV due to the absence of an active trading market. The determinations of the fair value of the Multi-Disciplinary Income Portfolio’s investments may cause its NAV on a given date to understate or overstate, possibly materially, the value that the Multi-Disciplinary Income Portfolio may ultimately realize on one or more of its investments. There can also be no assurance that a privately issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Multi-Disciplinary Income Portfolio, and its value may decline as a result.
ª    Liquidity Risk: Liquidity risk refers to the possibility that the Multi-Disciplinary Income Portfolio may not be able to buy or sell a security at a favorable price or time. Consequently, the Multi-Disciplinary Income Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or decline an investment opportunity, any of which could have a negative effect on the Multi-Disciplinary Income Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. While CLO debt tranches and corporate loans in which the Multi-Disciplinary Income Portfolio seeks to invest are expected to be supported by a secondary market, it is possible that they may be characterized as illiquid investments under adverse market conditions resulting in a limited market for the resale for such securities or affected by the liquidity in the fixed income market, generally.
ª    Management Risk: The Investment Adviser continuously evaluates the Multi-Disciplinary Income Portfolio’s holdings, purchases, and sales with a view to achieving the Multi-Disciplinary Income Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Investment Adviser’s judgment about the markets, the economy, CLOs and corporate loans may not anticipate actual market movements, economic conditions, CLOs or corporate loans securities performance, and these factors may affect the return on your investment.
ª    Market Risk: The Multi-Disciplinary Income Fund is subject to market risks and significant fluctuations in value. If the stock market declines in value, the Multi-Disciplinary Income Portfolio is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.
ª    Option Transaction Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Multi-Disciplinary Income Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Multi-Disciplinary Income Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.
ª    Redemption Risk: Paying redemption proceeds may require the Multi-Disciplinary Income Portfolio to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to pay redemption proceeds. This may cause the Multi-Disciplinary Income Fund to incur certain costs and to recognize gains or losses.
ª    Temporary Defensive Position Risk: If the Multi-Disciplinary Income Portfolio takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. If the Multi-Disciplinary Income Portfolio takes a temporary defensive position, the Multi-Disciplinary Income Fund may not achieve its investment objective.
ª    Valuation Risk: There is a risk that one or more of the securities in which the Multi-Disciplinary Income Portfolio invests are valued differently than the price realized upon such security’s sale. In times of market instability, valuation may be more difficult. The tiered capital structure of CLOs may also subject them to price volatility and valuation risk in times of market stress.
Who may want to invest?
The Multi-Disciplinary Income Fund may be appropriate for investors who:
ª    wish to diversify their portfolios;
ª    wish to generate total return while maintaining capital preservation;
ª    wish to invest for the long-term; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Multi-Disciplinary Income Fund’s returns. The bar chart indicates the risks of investing in the Multi-Disciplinary Income Fund by showing the changes in the Multi-Disciplinary Income Fund’s performance from year to year (on a calendar year basis). The table shows how the Multi-Disciplinary Income Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compare with those of the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, as well as the Bloomberg U.S. Corporate High Yield Bond Index, which is a secondary comparison benchmark. The past performance of the Multi-Disciplinary Income Fund, before and after taxes, is not necessarily an indication of how the Multi-Disciplinary Income Fund or the Multi-Disciplinary Income Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Multi-Disciplinary Income Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

Best Quarter:	Q2 2020	6.64%
Worst Quarter:	Q1 2020	-10.52%

The Multi-Disciplinary Income Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2024

	1 Year	5 Years	10 Years	Since Inception (February 11, 2008)
The Multi-Disciplinary Income Fund (KMDNX) No Load
Return Before Taxes	7.05%	1.88%	2.98%	3.85%
Return After Taxes on Distributions	4.38%	0.35%	1.41%	2.31%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.13%	0.76%	1.58%	2.33%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	1.25%	-0.33%	1.35%	2.66%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deductions for fees, expenses or taxes)	8.19%	4.21%	5.17%	6.84%
(1)In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Multi-Disciplinary Income Portfolio’s investment adviser.

Portfolio Managers. The Multi-Disciplinary Income Portfolio is managed by an investment team with Mr. Monasebian and Mr. Stahl as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Darryl Monasebian	Co-Portfolio Manager	3
Murray Stahl	Co-Portfolio Manager	17

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Multi-Disciplinary Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.